  Exhibit 10.7

GUARANTY AGREEMENT

FOR VALUE RECEIVED, this 26th day of February, 2019, and to induce BANKUNITED, N.A., a national banking association (“Lender”), whose address is 7815 NW 148th Street, Miami Lakes, Florida 33016, to make loans or advances or to extend credit or other financial accommodations or benefits, with or without security, to or for the account of LIGHTPATH TECHNOLOGIES, INC., a Delaware corporation (the “Borrower”), each of the undersigned guarantors (collectively “Guarantor”), whose address is 2603 Challenger Tech Court, Suite 100, Orlando, Florida 32826, hereby irrevocably guarantees, to Lender the full and prompt payment when due, whether by acceleration or otherwise, of any of the Guaranteed Obligations (as hereinafter defined).

1. The term “Indebtedness” as used herein shall mean all obligations, indebtedness and liabilities of Borrower to Lender evidenced by (i) that certain Revolving Credit Note (the “Note”) of even date herewith executed by Borrower and payable to the order of Lender in the principal amount of Two Million and No/100 Dollars ($2,000,000.00), and (ii) the other Loan Documents (as defined in the Note).

2. The term “Guaranteed Obligations” shall mean (i) the Indebtedness; (ii) all direct and actual loss, damage, cost and expense (including reasonable attorneys’ fees) suffered by Lender as a result of Borrower's fraud, misrepresentation or gross negligence, or failure to maintain insurance upon the real property that is collateral for the Indebtedness (the “Property”), to the extent of available cash flow from operations after payment of operating expenses of the Property, provided that Borrower pays the insurance premiums for the Property prior to the payment of any other operating expenses; (iii) all income, revenues, rents, royalties, issues and profits from the Property (A) received during the period following an uncured Event of Default under the Loan Documents or after the maturity of the Note (whether by acceleration or otherwise) which are applied in contravention of the Loan Documents, and (B) not applied to the payment of the sums due under the Loan or to the payment of the operating expenses of the Property (excluding any management fees or any payments to Borrower or to any affiliate of Borrower); (iv) all insurance proceeds and condemnation awards with respect to the Property which are not applied in accordance with the provisions of the Loan Documents; and (v) the obligations set forth in Section 11 hereof.

3. This instrument is an absolute, continuing and irrevocable guaranty of payment and performance, and not a guaranty of collection, and, subject to the provisions of Section 2 above, Guarantor shall remain liable on its Guaranteed Obligations hereunder until the payment and performance in full of the Guaranteed Obligations. No set off, counterclaim, recoupment, reduction, or diminution of any obligation, or any defense of any kind or nature which Borrower may have against Lender or any other party, or which Guarantor may have against Borrower, Lender, or any other party, shall be available to, or shall be asserted by, Guarantor against Lender or any subsequent beneficiary of this Guaranty Agreement or any portion of the Guaranteed Obligations.

4. Upon an Event of Default by Borrower in payment or performance of the Guaranteed Obligations, or any part thereof, when such Guaranteed Obligations are due to be paid or performed by Borrower, Guarantor shall promptly pay or perform the Guaranteed Obligations then due in full without notice or demand, and it shall not be necessary for Lender, in order to enforce such payment by Guarantor, first to institute suit or exhaust its remedies against Borrower or others, or to enforce any rights against any collateral which shall ever have been given to secure such Indebtedness. Without limiting any other provisions of this Guaranty, Guarantor acknowledges and agrees that, to the extent Lender realizes any proceeds under any documents which secure the Indebtedness (including, without limitation, voluntary payments, insurance or condemnation proceeds or proceeds from the sale at foreclosure of any collateral securing the Indebtedness), such proceeds shall, to the extent permitted by law, not be applied to or credited against the Guaranteed Obligations. FURTHER, NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS GUARANTY AGREEMENT, GUARANTOR HEREBY IRREVOCABLY AGREES THAT, UNTIL PAYMENT IN FULL TO LENDER OF THE INDEBTEDNESS AND THE GUARANTEED OBLIGATIONS, GUARANTOR SHALL HAVE NO RIGHT TO RECOVER FROM BORROWER ANY CLAIMS GUARANTOR HAS OR MIGHT HAVE AGAINST BORROWER (AS SUCH TERM "CLAIM" IS DEFINED IN THE UNITED STATES BANKRUPTCY CODE 11 U.S.C. §101[5] AS AMENDED FROM TIME TO TIME) IN CONNECTION WITH PAYMENTS MADE BY OR ON BEHALF OF GUARANTOR TO LENDER UNDER THIS GUARANTY AGREEMENT INCLUDING, WITHOUT IMPLIED LIMITATION, ALL RIGHTS GUARANTOR MAY NOW OR HEREAFTER HAVE UNDER ANY AGREEMENT OR AT LAW OR IN EQUITY (INCLUDING, WITHOUT LIMITATION, ANY LAW SUBROGATING GUARANTOR TO THE RIGHTS OF LENDER) TO ASSERT ANY CLAIM AGAINST OR SEEK CONTRIBUTION, INDEMNIFICATION OR ANY OTHER FORM OF REIMBURSEMENT FROM BORROWER OR ANY OTHER PARTY LIABLE FOR PAYMENT OF ANY OR ALL OF THE INDEBTEDNESS.

5. If acceleration of the time for payment by Borrower of all or any portion of the Indebtedness is stayed upon the insolvency, bankruptcy, or reorganization of Borrower, the Guaranteed Obligations shall nonetheless be payable by Guarantor hereunder forthwith on demand by Lender.

6. Guarantor hereby agrees that its obligations under this Guaranty shall not be released, discharged, diminished, impaired, reduced, or affected for any reason or by the occurrence of any event other than payment and performance of the Guaranteed Obligations (if required or applicable hereunder) in full, including, without limitation, one or more of the following events, whether or not with notice to or the consent of Guarantor: (a) the taking or accepting of collateral as security for any or all of the Indebtedness or the release, surrender, exchange, or subordination of any collateral now or hereafter securing any or all of the Indebtedness; (b) the full or partial release of Borrower or any other guarantor from liability for any or all of the Indebtedness or the Guaranteed Obligations; (c) the dissolution, insolvency, or bankruptcy of Borrower, Guarantor, or any other party at any time liable for the payment of any or all of the Indebtedness; (d) any renewal, extension, modification, waiver, amendment, or rearrangement of any or all of the Indebtedness or any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Obligations; (e) any adjustment, indulgence, forbearance, waiver, or compromise that may be granted or given by Lender to Borrower or any other party ever liable for any or all of the Indebtedness; (f) any neglect, delay, omission, failure, or refusal of Lender to take or prosecute any action for the collection of any of the Guaranteed Obligations from Borrower or Guarantor or to foreclose or take or prosecute any action in connection with any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Indebtedness or any or all of the Guaranteed Obligations; (g) the unenforceability or invalidity of any or all of the Indebtedness or the Guaranteed Obligations or any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Indebtedness or the Guaranteed Obligations; (h) any payment by Borrower or any other party to Lender is held to constitute a preference under applicable bankruptcy or insolvency law or if for any other reason Lender is required to refund any payment or pay the amount thereof to someone else; (i) the settlement or compromise of any of the Indebtedness or the Guaranteed Obligations; (j) the non-perfection of any security interest or lien securing any or all of the Indebtedness; (k) any impairment of any collateral securing any or all of the Indebtedness; (l) the failure of Lender to sell any collateral securing any or all of the Indebtedness in a commercially reasonable manner or as otherwise required by law; (m) any change in the corporate existence, structure, or ownership of Borrower; (n) the application against the Indebtedness of the proceeds realized by Lender under any documents which secure the Indebtedness (including, without limitation, voluntary payments, insurance or condemnation proceeds or proceeds from the sale at foreclosure of any collateral securing the Indebtedness), except as provided in Section 5 of this Guaranty Agreement.

7. Any and all rights and claims of Guarantor against Borrower or any of its property, whether through subrogation to the rights of Lender hereunder or otherwise, shall be subordinate and subject in right of payment to the prior payment in full of the Indebtedness. Guarantor shall not demand or accept any payment from Borrower, shall not claim any offset against Guarantor’s obligations to Lender under this Guaranty because of any indebtedness of Borrower to Guarantor, and shall not take any action to obtain the benefit of any of the collateral for the Indebtedness; provided, however, that, if Lender so requests, Guarantor shall collect, enforce, and receive payments on the Indebtedness to Guarantor as trustee for Lender and pay all such payments to Lender on account of the indebtedness of Borrower to Lender, but without reducing or affecting in any manner Guarantor's liability under this Guaranty.

8. Any acknowledgement, new promise, payment of principal or interest, or otherwise, whether by Borrower or others (including Guarantor), with respect to any of the Guaranteed Obligations shall, if the statute of limitations in favor of Guarantor against Lender shall have commenced to run, toll the running of such statute of limitations and, if the period of such statute of limitations shall have expired, prevent the operation of such statute of limitations.

9. Lender shall not be bound to take any steps necessary to preserve any rights in any of the property of Guarantor against prior parties who may be liable in connection therewith, and Guarantor hereby agrees to take any such steps. Lender may nevertheless at any time (a) take any action it may deem appropriate for the care or preservation of such property or of any rights of Guarantor or Lender therein, (b) demand, sue for, collect or receive any money or property at any time due, payable, or receivable on account of or in exchange for any property of Guarantor, (c) compromise and settle with any person liable on such property, or (d) extend the time of payment or otherwise change the terms thereof as to any party liable thereon, all without notice to, without incurring responsibility to, and without affecting any of the obligations of Guarantor.

10. Notwithstanding anything contained herein to the contrary, if the payment of any amount due under this Guaranty will violate any applicable usury statute or any other applicable law, the amount due shall be reduced to the maximum amount permitted by law. In no event shall Guarantor be required to pay an amount in excess of the amount permitted under applicable law at the time the payment is due.

11. Upon the occurrence, and during the continuance, of an Event of Default under the Loan Documents and the commencement of an enforcement action by Lender against Borrower, in the event that Borrower or Guarantor shall not reasonably cooperate with Lender in the exercise of its remedies, Guarantor shall pay or reimburse Lender for all of its direct and actual out-of-pocket costs and expenses incurred in connection with the Loan Documents, collection, or enforcement of, or the preservation of any rights under, this Guaranty or any of the Guaranteed Obligations, including without limitation, the reasonable fees and disbursements of counsel for Lender, including attorneys' fees out of court, in trial, on appeal, in bankruptcy proceedings, or otherwise.

12. Unless otherwise expressly agreed herein, all notices, requests, and demands to or upon the parties to this Guaranty shall be deemed to have been given or made upon receipt or refusal of service. Delivery of notices, requests or demands may be made by hand or by courier service, nationally recognized overnight delivery service or U.S. registered or certified mail, postage prepaid, return receipt requested. All such notices, requests and demands shall be addressed as shown in the preamble to this Guaranty or such other address as may be hereafter designated in writing by one party to the other.

13. Miscellaneous.

(a) This Guaranty shall be governed by and construed and interpreted in accordance with, the laws of Florida, excluding those laws relating to the resolution of conflicts between laws of different jurisdictions.

(b) In any litigation in connection with or to enforce this Guaranty, Guarantor (and Lender by its acceptance hereof) irrevocably consents to and confers personal jurisdiction on the courts of the State of Florida or the United States courts located within the State of Florida, expressly waives any objections as to venue in any of such courts.

(c) In the event that any one or more of the provisions of this Guaranty is determined to be invalid, illegal, or unenforceable in any respect as to one or more of the parties, all remaining provisions nevertheless shall remain effective and binding on the parties thereto and the validity, legality, and enforceability thereof shall not be affected or impaired thereby. If any such provision is held to be illegal, invalid, or unenforceable, there will be deemed added in lieu thereof a provision as similar in terms to such provision as is possible, that is legal, valid, and enforceable. To the extent permitted by applicable law, Guarantor hereby waives any law that renders any such provision invalid, illegal, or unenforceable in any respect.

(d) The singular shall include the plural, the plural shall include the singular, and any gender shall be applicable to all genders when the context permits or implies. If more than one party constitutes Guarantor, their obligations hereunder shall be joint and several and the term “Guarantor” as used herein shall mean Guarantor or any one or more of them.

(e) Any party executing this Guaranty shall be bound by the terms hereof without regard to execution by any other party and the failure of any party to execute this Guaranty shall not release or otherwise affect the obligations of the party or parties who do sign this Guaranty.

(f) This Guaranty may be signed in original counterparts and by facsimile or other electronic transmission of signed counterparts, each of which shall be deemed an original, in any number, no one of which need contain all of the signatures of the parties. As many of such counterparts as shall together contain all of the signatures of the parties shall be deemed to constitute one and the same instrument.

(g) No delay or omission by Lender in exercising any right or remedy under this Guaranty or otherwise afforded by law or equity shall operate as a waiver of that right or remedy or of any other right or remedy and no single or partial exercise of any right or remedy shall preclude any other or further exercise of that or any other right or remedy.

(h) All rights and remedies of Lender hereunder and under any other loan documents are cumulative and are not exclusive of any rights or remedies provided by law or in equity, and may be pursued singularly, successively, or together, and may be exercised as often as the occasion therefor shall arise. The warranties, representations, covenants, and agreements made herein and therein shall be cumulative

(i) This Guaranty may not be modified or amended nor shall any provision of it be waived except by a written instrument signed by the party against whom such action is to be enforced.

(j) The headings preceding the text of sections of this Guaranty have been included solely for convenience of reference and shall neither constitute a part of this Guaranty nor affect its meaning, interpretation, or effect.

(k) This Guaranty shall be binding upon and inure to the benefit of Lender, its successors and assigns, and shall be binding upon Guarantor and its respective heirs, legal representatives, successors, and assigns; provided, however, that no rights or obligations of Guarantor hereunder shall be assigned without the prior written consent of Lender.

(l) Time is of the essence in the performance of this Guaranty and the Liabilities.

(m) WAIVER OF JURY TRIAL. LENDER AND GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTY AND ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER TO ACCEPT THIS GUARANTY.

(n) The provisions of Section 11 of the Loan Agreement are hereby fully incorporated by reference herein to the same extent and with the same force as is fully set forth herein. Guarantor’s liability shall be limited to the Guaranteed Obligations and in no event shall Guarantor be liable for the full amount of the Indebtedness, upon the occurrence of an Event of Default and the acceleration of the Loan by Lender, except to the extent provided in Section 2(b) of this Guaranty, or for the payment of any deficiency judgment in connection with an enforcement action by Lender against Borrower.

IN WITNESS WHEREOF, Guarantor has executed this Guaranty to be effective as of the date and year first written above.

WITNESSES: /s/ Carol I. McEwen /s/ Maxine Nugent	GELTECH INC., a Delaware corporation By: /s/ J. James Gaynor J. James Gaynor, President
WITNESSES: /s/ Carol I. McEwen /s/ Maxine Nugent	ISP OPTICS CORPORATION, a New York corporation By: /s/ J. James Gaynor J. James Gaynor, President
WITNESSES: /s/ Carol I. McEwen /s/ Maxine Nugent	LIGHTPATH OPTICAL INSTRUMENTATION (SHANGHAI) CO., LTD., a company formed under the law of the People’s Republic of China By: /s/ J. James Gaynor

WITNESSES: /s/ Carol I. McEwen /s/ Maxine Nugent	LIGHTPATH OPTICAL INSTRUMENTATION (ZHENJIANG) CO., LTD., a company formed under the law of the People’s Republic of China By: /s/ J. James Gaynor
WITNESSES: /s/ Carol I. McEwen /s/ Maxine Nugent	ISP OPTICS LATVIA, SIA, a company formed under the law of the Republic of Latvia By: /s/ J. James Gaynor